UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2023

AMERICAN BATTERY MATERIALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41594	22-3956444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Putnam Ave. Suite 400

Greenwich, Connecticut 06830

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 800-998-7962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 2, 2023, American Battery Materials, Inc. (“ABM”, or the “Company”), entered into an Agreement and Plan of Merger dated June 1, 2023 (“the Merger Agreement”) by and among the Company; Seaport Global Acquisition II Corp., a Delaware corporation (“SGII”); and, Lithium Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of SGII (“Merger Sub”).

On 14 July 14 2023 the Company, SGII, and Merger Sub (collectively, the “Parties”) entered into Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”). Pursuant to the Amendment, the Parties agreed to (i) reduce the value of the shares of SGII common stock to be paid as consideration to ABM’s stockholders from $160 million to $120 million; (ii) extend the Merger Agreement’s termination date from August 19, 2023 to February 19, 2024; and, (iii) amend the Merger Agreement to obligate the Company to fund one-half of the additional payment into trust (i.e., $0.015 per share by the Company) that SGII intends to make in connection with an extension to the date by which SGII must complete a business combination. If the Company fails to make any such contribution that is subsequently funded by SGII (each, a “Contribution Shortfall”), then the Company shall issue to SGII’s sponsor a number of shares with value equal to two times the amount of all Contribution Shortfalls either (a) if the transactions under the Merger Agreement close, of the post-business combination company; or, (b) if the transactions under the Merger Agreement do not close, of the Company.

The foregoing description of the Amendment and the transactions envisioned thereunder is not complete and is subject to, and qualified in its entirety by reference to, the actual Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1, and the terms of which are incorporated herein by reference.

Important Information and Where to Find It

The Company has previously disclosed a proposed business combination with SGII (the “Proposed Business Combination”) and related transactions (collectively, the “Transactions”). In connection with the Transactions, (i) the Company intends to file Schedule 14C Information Statements with the U.S. Securities and Exchange Commission (the “SEC”); and, (ii) SGII intends to file a registration statement on Form S-4, which will include a proxy statement/prospectus of SGII (the “S-4”), as well as other documents filed with the SEC in connection with the Proposed Business Combination. Stockholders will be able to obtain copies of the S-4 and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's website at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

Participants in the Solicitation

SGII and the Company and certain of their respective directors, executive officers, and other members of management and employees may be deemed participants in the solicitation of proxies from SGII’s and ABM’s stockholders in connection with the Transactions. SGII’s and ABM’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of SGII and ABM, in, respectively, SGII’s Annual Report on Form 10-K for the year-ended December 31, 2022 filed with the SEC on April 4, 2023; and, ABM’s Annual Report on Form 10-K for the year-ended December 31, 2022 filed with the SEC on April 21, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to SGII stockholders in connection with the Proposed Business Combination will be set forth in the proxy statement for the Proposed Business Combination to be filed by SGII. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the Registration Statement that SGII intends to file with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the Form S-4 that SGII intends to file with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto do not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This Report includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this communication, regarding the Proposed Business Combination, ABM’s ability to consummate the Transactions, the benefits of the Transactions and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the respective management of SGII and ABM and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SGII or ABM. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of SGII or ABM is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to ABM; the amount of redemption requests made by SGII’s stockholders; the overall level of consumer demand for lithium; general economic conditions and other factors affecting; disruption and volatility in the global currency, capital, and credit markets; ABM’s ability to implement its business and growth strategy; changes in governmental regulation, ABM’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to ABM’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response, and as a result of the proposed transaction; ABM’s ability to comply with environmental regulations; competitive pressures from many sources, including those, having more experience and better financing; changes in technology that adversely affect demand for lithium compounds; the impact that global climate change trends may have on ABM and its potential extraction operations; any breaches of, or interruptions in, SGII’s or ABM’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks.

More information on potential factors that could affect SGII’s or ABM’s financial results is included from time-to-time in SGII’s and ABM’s respective public reports filed with the SEC, including their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as the S-4 SGII plans to file with the SEC in connection with SGII’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the Proposed Business Combination. If any of these risks materialize or SGII’s or ABM’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SGII nor ABM presently know, or that SGII and ABM currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SGII’s and ABM’s expectations, plans or forecasts of future events and views as of the date of this communication. SGII and ABM anticipate that subsequent events and developments will cause their assessments to change. However, while SGII and ABM may elect to update these forward-looking statements at some point in the future, SGII and ABM specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing SGII’s or ABM’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated 14 July 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 14 July 2023	AMERICAN BATTERY MATERIALS, INC.

	BY:	/s/ SEBASTIAN LUX
Sebastian Lux,
Co-Chief Executive Officer

	BY:	/s/ DAVID GRABER
David Graber,
Co-Chief Executive Officer

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